KRANESHARES TRUST

KraneShares CSI New China ETF (the “Fund”)

Supplement dated May 25, 2016 to the currently effective

Statement of Additional Information, as supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information listed above and should be read in conjunction with the Statement of Additional Information.

The Board of Trustees of KraneShares Trust has approved new transaction fees for creations and redemptions of Creation Units of the Fund. Accordingly, the following changes apply to the Statement of Additional Information:

1.	In the “Creation and Redemption of Creation Units” section of the Statement of Additional Information, the third paragraph of the “Costs Associated with Creation Transactions” sub-section is deleted in its entirety and replaced with the following:

The Fund’s standard creation transaction fee is $1,500, plus a variable fee up to a total of 2% of the value of the creation unit(s) purchased, which is used to compensate the Fund for any difference between the actual expenses incurred by the Fund in investing in the Fund Deposit and the standard creation transaction fee. The Adviser may adjust the fee from time to time based on actual experience.

2.	In the “Creation and Redemption of Creation Units” section of the Statement of Additional Information, the second paragraph of the “Costs Associated with Redemption Transactions” sub-section is deleted in its entirety and replaced with the following:

The Fund’s standard redemption transaction fee is $1,500, plus a variable fee up to a total of 2% of the value of the creation unit(s) redeemed, which is used to compensate the Fund for any difference between the actual expenses incurred by the Fund in selling the Fund Deposit and the standard redemption transaction fee. The Adviser may adjust the fee from time to time based on actual experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.